UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2014

Baker Hughes Incorporated

(Exact name of registrant as specified in charter)

Delaware	1-9397	76-0207995
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2929 Allen Parkway, Houston, Texas	77019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 439-8600

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e). On January 22, 2014, the Compensation Committee of the Board of Directors of Baker Hughes Incorporated (the “Company”) adopted written performance goals, attached hereto as Exhibits 10.1 and 10.2, for the performance units payable in cash and performance units payable in shares granted by the Compensation Committee on January 22, 2014 under the Baker Hughes Incorporated 2002 Director & Officer Long-Term Incentive Plan (the “2002 D&O LTIP”). The Form of Baker Hughes Incorporated Performance Unit Award Agreement and Terms and Conditions for certain officers payable in cash is attached hereto as Exhibit 10.3, and the Form of Baker Hughes Incorporated Performance Unit Award Agreement and Terms and Conditions for certain officers payable in shares is attached hereto as Exhibit 10.4, both as approved by the Compensation Committee on January 22, 2014.

In addition, on January 22, 2014, the Compensation Committee approved (a) the amended and restated Baker Hughes Incorporated Annual Incentive Compensation Plan for officers (the “Incentive Plan”), (b) the form of Baker Hughes Incorporated Nonqualified Stock Option Award Agreement and Terms and Conditions pursuant to the 2002 D&O LTIP, (c) the form of Baker Hughes Incorporated Incentive Stock Option Award Agreement and Terms and Conditions for officers pursuant to the 2002 D&O LTIP, (d) the form of Baker Hughes Incorporated Restricted Stock Award Agreement and Terms and Conditions for officers pursuant to the 2002 D&O LTIP and (e) the form of Baker Hughes Incorporated Restricted Stock Unit Award Agreement and Terms and Conditions for officers pursuant to the 2002 D&O LTIP.

On January 22, 2014, the Compensation Committee also approved a policy (attached hereto as Exhibit 10.10) providing that, if the Company is required to prepare an accounting restatement during a prior three year period, then under certain circumstances, executive officers or former executive officers of the Company shall forfeit and repay to the Company incentive compensation awarded to such officers for performance periods on or after January 1, 2014 (the “Recoupment Policy”).

On January 23, 2014, the Board of Directors of the Company approved the Incentive Plan and the Recoupment Policy.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the complete text of the aforementioned documents, copies of which are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits. (Information furnished in this Item 9.01 is furnished pursuant to Item 9.01.)

(d) Exhibits.

10.1*	Performance Goals adopted January 22, 2014 for the Performance Unit Awards payable in cash granted in 2014 under the 2002 D&O LTIP.

10.2*	Performance Goals adopted January 22, 2014 for the Performance Unit Awards payable in shares granted in 2014 under the 2002 D&O LTIP.

10.3*	Form of Baker Hughes Incorporated Performance Unit Award Agreement and Terms and Conditions for certain officers payable in cash.

10.4*	Form of Baker Hughes Incorporated Performance Unit Award Agreement and Terms and Conditions for certain officers payable in shares.

10.5*	Baker Hughes Incorporated Annual Incentive Compensation Plan for officers, as amended and restated on January 23, 2014.

10.6*	Form of Baker Hughes Incorporated Nonqualified Stock Option Award Agreement and Terms and Conditions pursuant to the 2002 D&O LTIP.

10.7*	Form of Baker Hughes Incorporated Incentive Stock Option Award Agreement and Terms and Conditions for officers pursuant to the 2002 D&O LTIP.

10.8*	Form of Baker Hughes Incorporated Restricted Stock Award Agreement and Terms and Conditions for officers pursuant to the 2002 D&O LTIP.

10.9*	Form of Baker Hughes Incorporated Restricted Stock Unit Award Agreement and Terms and Conditions for officers pursuant to the 2002 D&O LTIP.

10.10*	Baker Hughes Incorporated Compensation Recoupment Policy, effective January 1, 2014.

*	Filed herewith.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKER HUGHES INCORPORATED

Dated: January 28, 2014	By:	/s/ Lee Whitley
Lee Whitley
Corporate Secretary and Senior Corporate Counsel